UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: May 11, 2015 (Date of earliest event reported)
Stellar Biotechnologies, Inc. (Exact name of registrant as specified in its charter)

British Columbia, Canada (State or other jurisdiction of incorporation)	000-54598 (Commission File Number)	N/A (IRS Employer Identification Number)

332 E. Scott Street, Port Hueneme, California (Address of principal executive offices)		93041 (Zip Code)
(805) 488-2800 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On May 11, 2015, the Company issued a press release announcing its financial results for its fiscal quarter ended March 31, 2015. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The information furnished herein and therein shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that Section.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits
            99.1       Press Release of Stellar Biotechnologies, Inc. dated May 11, 2015

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 11, 2015	STELLAR BIOTECHNOLOGIES, INC. By: /s/ Kathi Niffenegger Kathi Niffenegger CFO

Exhibit Index
Exhibit No.	Description
99.1	Press Release of Stellar Biotechnologies, Inc. dated May 11, 2015